UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 30, 2025

RCM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RCMT	The NASDAQ Stock Market LLC

Item 4.01.       Changes in Registrant’s Certifying Accountant.

(a)       Previous Independent Registered Public Accounting Firm.

(i)        On June 30, 2025, RCM Technologies, Inc. (the “Company”) dismissed WithumSmith+Brown, PC (“Withum”) as its independent registered public accounting firm.

(ii)       Withum’s audit report on the consolidated financial statements of the Company and subsidiaries for the fiscal years ended December 28, 2024 and December 30, 2023 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)      The Company’s Audit Committee approved the decision to change independent registered public accounting firms.

(iv)      In connection with the audits of the Company’s financial statements for each of the two most recently completed fiscal years and through June 30, 2025, there have been no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of such disagreement(s) in connection with its report.  During the same period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the communication by Withum, in connection with its report on the consolidated financial statements of the Company and subsidiaries for the fiscal year ended December 30, 2023, of a material weakness concerning (i) separation of duties to the Company’s SAP ERP and General Ledger and (ii) user access controls that ensure appropriate segregation of duties and adequately restrict user access to financial applications, programs, and data, which resulted in the Company’s related process-level IT-dependent manual and automated controls that rely upon the affected ITGCs, or information coming from IT systems with affected ITGCs, also being deemed ineffective.

This material weakness was fully remediated at December 28, 2024 and was not mentioned in Withum’s audit report on the consolidated financial statements of the Company and subsidiaries for the fiscal year ended December 28, 2024.

(v)       The Company has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements.  Such letter is filed hereunder as Exhibit 16.1.

(b)       New Independent Registered Public Accounting Firm.

(i)        On June 30, 2025 and effective the same date, on the recommendation of the Company’s Audit Committee, the Company engaged EisnerAmper LLP (“Eisner”) as its independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending January 3, 2026, and the effectiveness of internal control over financial reporting of the Company as of January 3, 2026, and to review the Company’s financial statements for the fiscal quarters of the fiscal year ending January 3, 2026.

(ii)       During the two most recent fiscal years and through June 30, 2025, the Company has not consulted with Eisner regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, or regarding any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.       Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number
16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission regarding change in certifying accountants.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: July 7, 2025